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                                                                   EXHIBIT 10.24



                                WARRANT AGREEMENT

                  AGREEMENT, dated as of this ___ day of December, 1997, by and amount DynamicWeb Enterprises, Inc, a New Jersey corporation ("Company"), AMERICAN STOCK TRANSFER & TRUST COMPANY, as Warrant Agent (the "Warrant Agent").

                                   WITNESSETH

                  WHEREAS, in connection with the contribution of Common Stock to the Company to assist in the completion of the Company's proposed public offering of stock, the Company has agreed to issue Warrants to purchase 125,000 shares of the Common Stock of the Company at an exercise price of $6.00 per share; and

                  WHEREAS, each Warrant initially entitles the Registered Holder thereof to purchase one share of Common Stock; and

                  WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants, and the rights of the Registered Holder thereof,

                  NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certifies representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certifies representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

                  Section 1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require.

                           (a) "Common Stock" shall mean Common Stock of the
Company, whether now or hereafter authorized.

                           (b) "Corporate Office" shall mean the office of the
Warrant Agent (or its successor) at which at any particular time its principal business shall be administered, which office is located at the date hereof at 40 Wall Street, New York, NY 10005.

                           (c) "Exercise Date" shall mean, as to any Warrant,
the date on which the Warrant Agent shall have received both (a) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (b) payment in case, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price.


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                           (d) "Purchase Price" shall mean the purchase price to
be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $6.00.

                           (e) "Registered Holder" shall mean as to any Warrant
and as of any particular date the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Warrant Agent.

                           (f) "Transfer Agent" shall mean American Stock
Transfer Company, as the Company's transfer agent, or its authorized successor, as such.

                           (g) "Warrant Expiration Date" shall mean 5:00 P.M.
(New York time) on December 31, 2007.

                  Section 2.  Warrants and Issuance of Warrant Certificates.

                           (a) A Warrant initially shall entitle the Registered
Holder of the Warrant Certificate representing such Warrant to purchase on share of Common Stock in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8.

                           (b) Upon execution of this Agreement, Warrant
Certificates representing the number of Warrants issued to the Registered Holders shall be executed by the Company and delivered to the Warrant Agent.

                           (c) From time to time, up to the Warrant Expiration
Date, the Transfer Agent shall countersign and deliver stock certificates in required whole number denominations representing up to an aggregate of 125,000 shares of Common Stock, subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.

                           (d) From time to time, up to the Warrant Expiration
Date, the Warrant Agent shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder, (iii) those issued upon any transfer or exchange pursuant to Section 6, (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7, (v) at the option of the Company, in such form as may be approved by the its Board of Directors, to reflect any adjustment the number of shares of Common Stock purchasable upon exercise of the Warrants.


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                  Section 3.  Form and Execution of Warrant Certificates.

                           (a) The Warrant Certificates shall be substantially
in the form annexed hereto as Exhibit A.

                           (b) Warrant Certificates shall be executed on behalf
of the Company by its Chairman of the Board, President or any Vice President and by its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have by annually countersigned by the Warrant Agent and shall not be valid for any purpose unless to countersigned.

                  Section 4.  Exercise.

                           (a) Each Warrant may be exercised by the Registered
Holder thereof at any time on or after its issuance, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date the Warrant Agent shall deposit the proceeds received from the exercise of a Warrant and shall notify the Company in writing of the exercise of the Warrants. Promptly following, and in any event within five days after the date of such notice from the Warrant Agent, the Warrant Agent, on behalf of the Company, shall cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise, (plus a Warrant Certificate for any remaining unexercised Warrants of the Registered Holder) unless prior to the date of issuance of such certificates the Company shall instruct the Warrant Agent to refrain from causing such issuance of certificates pending clearance of checks received in payment of the Purchase Price pursuant to such Warrants.

                  Section 5.  Reservation of Shares; Payment of Taxes; etc.

                           (a) The Company covenants that it will at all times
reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants.

                           (b) The Company shall pay all documentary, stamp or
similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, provided, however, that if the shares of Common Stock are to be delivered


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in a name other than the name of the Registered Holder of the Warrant
Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

                           (c) The Warrant Agent is hereby irrevocably
authorized to requisition the Company's Transfer Agent from time to time for certificates representing shares of Common Stock issuable upon exercise of the Warrants, and the Company will authorized the Transfer Agent to comply with all such property requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of the Transfer Agent of the Company for shares of Common Stock issuable upon exercise of the Warrants.

                  Section 6.  Exchange and Registration of Transfer.

                           (a) Warrant Certificates may be exchanged for other
Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

                           (b) The Warrant Agent shall keep at its office books
in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment of registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

                           (c) With respect to all Warrant Certificates
presented for registration or transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription,in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

                           (d) A service charge may be imposed by the Warrant
Agent for any exchange or registration of transfer of Warrant Certificates. In addition, the Company may require payment by such holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.


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                           (e) All Warrant Certificates surrendered for exercise
or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement or resignation as Warrant Agent, or, disposed of or destroyed, at the direction of the Company.

                           (f) Prior to due presentment for registration of
transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

                  Section 7. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and\or Warrant Agent that the Warrant Certificate has been acquired by a bona fide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

                  Section 8.  Dilution Protection.

                           (a) In the event that Company shall, sell any shares
of Common Stock for a consideration per share less than the Market Price of the Common Stock (as defined below) on the date of the sale or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then and thereafter upon each further Change of Shares, the Warrants issued thereunder shall be increased as follows:

                              Market Price of One Share of Common Stock
one warrant x                 __________________________________________________
                                         Sale Price of Common Stock

         =                    Number of Warrants resulting from Change of Shares

                           For the purposes of this Warrant Agreement, the
term "Market Price" shall mean the average closing price of the Common Stock, for 10 consecutive business days ending on the day


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before any sale, issuance of stock or transaction described herein. If the
Common Stock is traded on the NASD Bulletin Board or Nasdaq Small Cap Market the closing price shall be the closing bid price of the Common Stock. If the Common Stock is trading on the Nasdaq National Market exchange or other national securities exchange, the closing price shall be the last reported sale price of the Common Stock.

                           (b) In case of any reclassification, capital
reorganization or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale\leaseback, mortgage or other financing transaction), a Company shall cause effective provision to be made so that each holder of a Warrant than outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including case) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be nearly equivalent as may be practicable to the adjustments provided for in this Section 8.

                           (c) No adjustment to the Purchase Price of the
Warrants or to the number of shares of Common Stock purchasable upon the exercise of each Warrant will be made, however,

                                    (i)  upon the exercise of any of the options
presently outstanding under the Company's stock option plan for officers, directors and certain other key personnel of the Company (the "Plans"); or

                                    (ii)  upon the issuance or exercise of any
other securities which may hereafter be granted or exercised under the Plans or under any other employee benefit plan of the Company; or

                                    (iii)  upon the sale or exercise of the
Warrants; or

                                    (iv)  upon the sale of any shares of Common
Stock or Convertible Securities in a firm commitment underwritten public offering, including, without limitation, shares sold upon


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the exercise of any overallotment option granted to the underwriters in connection with such offering; or

                                    (v) upon the issuance or sale of Common
Stock or Convertible Securities upon the exercise of any rights or warrant to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, whether or not such rights, warrants or options were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold; or

                                    (vi) upon the issuance or sale of Common
Stock upon conversion or exchange of any Convertible Securities, whether or not any adjustment in the Purchase Price was made or required to be made upon the issuance or sale of such Convertible Securities and whether or not such Convertible Securities were outstanding on the date of the original sale of the Warrants or were thereafter issued or sold; or

                                    (vii) in the contemplated public offering of
1,200,000 shares of Common Stock by and through H.J. Meyers and Co., Inc.

                  Section 9. Fractional Warrants and Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 8. hereof, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional share. With respect to any fraction of the share called for upon the exercise of any Warrant, the Company shall pay to the Holder an amount in case equal to such fraction multiplied by the current market value of such fractional share.

                  Section 10. Warrant Holders Not Deemed Stockholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, not shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of the stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change or par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

                  Section 11. Rights of Action. All rights of action with respect to this Agreement are vested in the respective


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Registered Holder of the Warrants, and any Registered Holder of a Warrant,
without consent of the Warrant Agent or of the holder of any other Warrant, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

                  Section 12. Agreement of Warrant Holders. Every holder of a Warrant, by his acceptance of the Warrant Certificate which is governed by this Agreement, consents and agrees with the Company and the Warrant Agent that:

                           (a) The Warrants are transferable only on the
registry books of the Warrant Agent by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion, together with payment of any applicable transfer taxes, and

                           (b) The Company and the Warrant Agent may deem and
treat the person in whose name the Warrant Certificate is registered as the holder and a the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

                  Section 13. Cancellation of Warrant Certificates. If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be delivered to the Warrant Agent and canceled by it and retired. The Warrant Agent shall also cancel the Warrant Certificate or Warrant Certificates following exercise of any or all of the Warrants represented thereby or delivered to it for transfer or exchange

                  Section 14. Concerning the Warrant Agent. The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

                           The Warrant Agent shall not at any time be under
any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price or the Redemption Price provided in this Agreement, or to


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determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same, It shall not (i) be liable for any recital or statement of facts contained herein or for any actin taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or wilful misconduct.

                           The Warrant Agent may at any time consult with
counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

                           Any notice, statement, instruction, request,
direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, President, any Vice President, its Secretary or Assistant Secretary, (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance wit such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

                           The Company agrees to pay the Warrant Agent
reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder, it further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or wilful misconduct.

                           The Warrant Agent may resign its duties and be
discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or wilful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of 15 days after it has been notified in writing of such resignation by the resigning


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Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by is last published report to its stockholder, of not less than $10,000,000 or a stock transfer company that is a registered transfer agent under the Securities Exchange Act of 1934. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

                           Any corporation into which the Warrant Agent or any
new warrant agent may be converted to merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to the Trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holder of each Warrant Certificate.

                           The Warrant agent, its subsidiaries and affiliates,
and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effects as thought it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

                  Section 15. Modification of Agreement. Subject to the provisions of Section 4(b), the parties hereto and the Company may be supplemental agreement make any charges or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; or (ii) that they may deem necessary or desirable and which shall not adversely effect the interests of the holders of Warrant Certificates;


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                  Section 16. Notice. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follow; if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant
Agent: If to the Company, at 271 Route 46 West, Building F, Suite 209, Fairfield, New Jersey 07004, Attention: Corporate Secretary, or at such other address as may have been furnished to the Warrant Agent in writing by the Company; it to the Warrant Agent, at its Corporate Office.

                  Section 17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without reference to principles of conflict of laws.

                  Section 18. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and, the Warrant Agent and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

                  Section 19. Termination. This Agreement shall terminate at the close of business on the earlier of the Warrant Expiration Date or the date upon which all Warrants have been exercised, except that the Warrant Agent shall account to the Company for cash held by it and the provisions of Section 4 hereof shall survive termination.

                  Section 20. Counterparts. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        DYNAMICWEB ENTERPRISES, INC.

                                        By:_______________________________
                                                     President


                                        AMERICAN STOCK TRANSFER & TRUST
                                        COMPANY

                                        By:_______________________________
                                                  Authorized Officer


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                                    EXHIBIT A

No. W                                                                   Warrants


                          VOID AFTER DECEMBER 31, 2007

                        WARRANT CERTIFICATE FOR PURCHASE
                  OF COMMON STOCK DYNAMICWEB ENTERPRISES, INC.

                     This certifies that FOR VALUE RECEIVED

___________________________________________ or registered assigns (the
"Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant represented hereby initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Warrant Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.0001 per value ("Common Stock"), of DynamicWeb Enterprises, Inc., a New Jersey corporation (the "Company"), the Company at any time between the date hereof, and 5:00 P.M. (New York time) on December 31, 2007, or if a holiday, the next day which is not a holiday in the State of New York (the "Expiration Date"), upon the presentation and surrender of this Warrant Certificate with the Subscription Form attached hereto duly executed, at the corporate office of American Stock Transfer & Trust Company as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $6.00 (the "Purchase Price") in lawful money of the United States of America in case or by official bank or certified check made payable to the Company.

                  This Warrant Certificate and each Warrant represented hereby are issued pursuant to an are subject in all respects to the terms and conditions set forth herein and in the Warrant Agreement (the "Warrant Agreement"), dated __________________, by and among the Company and the Warrant Agent.

                  Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

                  This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any applicable transfer fee per certificate in addition to any


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tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject tot he limitations provided in the Warrant Agreement.

                  Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

                  Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

                  This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New Jersey.

                  This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually of in facsimile, by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                                        DYNAMICWEB ENTERPRISES, INC.

Dated:__________________                By:_______________________________

                                        By:_______________________________
[seal]


Countersigned:

_______________________
   as Warrant Agent

By:____________________
    Authorized Officer


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                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants

                  The undersigned Registered Holder hereby irrevocably elects to exercise _________________ Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                             _______________________

                             _______________________

                             _______________________

                     [please print or type name and address]

and be delivered to

                             _______________________

                             _______________________

                             _______________________

                     [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                  The undersigned represents that the exercise of the Warrants evidenced hereby was solicited by a member of the National Association of Securities Dealers, Inc. If not solicited by an NASD member, please write "unsolicited" in the space below.

                                        __________________________________
                                               (Name of NASD Member)


Date:___________________                X_________________________________

                                        __________________________________

                                        __________________________________
                                                       Address


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
                                        __________________________________
                                          Taxpayer Identification Number

                                        __________________________________
                                               Signature Guaranteed

                                        __________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.


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                                   ASSIGNMENT

                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants

FOR VALUE RECEIVED,_______________________ hereby sells, assigns and transfers unto

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                  OR TRANSFEREE

                          _____________________________

                          _____________________________

                          _____________________________
                     [please print or type name and address]

______________ of the Warrants represented by this Warrant Certification, and hereby irrevocably constitutes and appoints _____________________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Date:___________________                X_________________________________
                                                 Signature Guaranteed


                                        __________________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FROM MUST CORRESPOND TO THE NAMES AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A MEMBER OF THE MEDALLION STAMP PROGRAM.


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